Nature of Operations and Summary of Significant Accounting Policies (Details 1) - USD ($) $ / shares in Units, shares in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Basic and Diluted Earnings Per Common Share
Net income available to common stockholders	$ 135	$ 211
Weighted average basic common shares outstanding	1,851	1,899
Weighted average diluted common shares outstanding	1,853	1,899
Earnings per common share - basic and diluted (in dollars per share)	$ 0.07	$ 0.11